OTHER NON-CURRENT ASSETS, NET (Tables)	12 Months Ended
Dec. 31, 2012
OTHER NON-CURRENT ASSETS, NET
Schedule of other non-current assets

	As of December 31
	2011	2012
	RMB	RMB

Prepaid long-term lease (Note (i))	191,600	111,087
Deposit for training centers under construction (Note (ii))	65,001	30,366
Prepaid leasehold improvement maintenance fee (Note (ii))	—	23,376
Non-current portion of prepaid advertising fees	46,446	—
Non-current portion of receivables arising from the cancellation of an agreement	7,500	500
Prepayment for new training center project (Note (iii))	—	65,609
Others	9,064	7,769
Other non-current assets, net	319,611	238,707

Note (i) As of December 31, 2011, the balance represented a deposit for a 25-year lease of land and building of Ambow Beijing Campus and a deposit for a 15-year lease of a new Career Enhancement education facility in Guangzhou (“Ambow Guangzhou Campus”). As of December 31, 2012, the balance included prepaid long-term lease of land portion of Ambow Beijing Campus with original amount of RMB 113,519 and prepaid long-term lease of Ambow Guangzhou Campus with original amount of RMB 59,059, respectively. The lease of building portion of Ambow Beijing Campus was classified as property as result of meeting criteria of capital lease. The lease of Ambow Beijing Campus and Ambow Guangzhou Campus start in 2012. During the year of 2012, the Group recognized impairment of RMB 55,825 adopting income approach, due to the decline of business. For the years ended December 31, 2010, 2011 and 2012, amortization expenses of continuing operations was nil, nil and RMB 5,666 respectively.

Note (ii) During the year ended December 31, 2011, the Group entered into an agreement with a third-party contractor to build new training centers ready to be operated by the Group in 2011 and 2012. Under this original agreement, the responsibility for decorating, renting, and running the training centers would be split between the two parties. As of December 31, 2011, deposits totaling RMB 92,834 had been paid pursuant to this agreement, of which RMB 27,833 was capitalized as leasehold improvements in connection with new training centers which were completed and transferred to the Group to operate before December 31, 2011.

On March 23, 2012, the Group signed a new agreement to terminate the previous arrangement with this third party contractor and transfer all responsibilities for the centers to the Group.  Under this termination agreement, the Group agreed to pay approximately RMB 139,400 (inclusive of the cumulative deposits already paid) to take over all the 18 training centers which the third party contractor has built for the Group, to acquire 16 training centers which the same third party contractor had operated independently, and to acquire 8 years’ maintenance service provided the third party contractor for the 34 training centers. The cost of the 8-year’s maintenance service was 26,267 and accumulated amortization was 2,891 as of December 31, 2012. Pursuant to the agreement, the Group paid additional approximately RMB 46,566 to the third party contractor in 2012. The acquisition of the 16 training centers was recognized as business combination as described in Note 22. The transactions were completed as of December 31, 2012.

At the same time, the Group entered into other agreements with this third party contractor to build another 39 new training centers. Pursuant to these agreements, the Group paid to the third party contractor a deposit of approximately RMB 54,870 and 12 training centers with cost of approximately RMB 24,504 were delivered to the Group as of December 31, 2012.

Note (iii) The balance includes prepayment for the Tianjin Campus of RMB 65,609 which was reclassified from prepaid and other current assets (See Note 5 (iii)).